Leases (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Amounts recognized in the consolidated balance sheet as of December 31, 2019:
Right-of-use assets, net	$ 1,290	$ 0
Current liabilities	292	0
Long-term liabilities	983	$ 0
Total operating leased liabilities	$ 1,275